UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2004

AmeriCredit Corp.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 13, 2004, the Stock Option/Compensation Committee of the Board of Directors of AmeriCredit Corp. (the “Company”) adopted the AmeriCredit Corp. Deferred Compensation Plan II (the “Deferred Compensation Plan”), effective January 1, 2005. The executive officers of the Company, as well as other officers of the Company, will be entitled to participate on the Deferred Compensation Plan. A copy of the Deferred Compensation Plan is filed herewith as Exhibit 99.1.

On December 13, 2004, the Stock Option/Compensation Committee of the Board of Directors of the Company approved the Amended and Restated Nonqualified Stock Option Agreements concerning stock options granted on January 27, 1998 to Clifton H. Morris, Jr. and Daniel E. Berce, made pursuant to the 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp. (the “1995 Plan”). Mr. Morris is the Company’s Chief Executive Officer and Chairman of the Board and Mr. Berce is the Company’s President. The stock options granted to each of Mr. Morris and Mr. Berce in January 1998 were for the purchase of 284,000 shares of the Company’s common stock at an exercise price of $12 per share and expire on January 26, 2005 (the “Options”). The amendments extend the exercise period to January 26, 2007, “un-vest” the Options held by Messrs. Morris and Berce under the 1995 Plan, and provide that the Options will become re-vested on the earlier to occur of AmeriCredit’s achievement of a 1.8% or better return on managed assets for fiscal 2005, or the death or Disability (as such term is defined in the 1995 Plan) of Messrs. Morris or Berce. If this return on managed assets is not achieved in fiscal 2005 (and assuming that death or Disability does not occur), then the Options will not become re-vested and will be effectively forfeited by Messrs. Morris and Berce. A copy of the amended agreement with Mr. Morris is filed herewith as Exhibit 99.2. A copy of the amended agreement with Mr. Berce is filed herewith as Exhibit 99.3.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	AmeriCredit Corp. Deferred Compensation Plan II

99.2	Amended and Restated Nonqualified Stock Option Agreement pursuant to the 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp. between AmeriCredit Corp. and Clifton H. Morris, Jr.

99.3	Amended and Restated Nonqualified Stock Option Agreement pursuant to the 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp. between AmeriCredit Corp. and Daniel E. Berce

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: December 15, 2004	By:	/s/ PRESTON A. MILLER
Preston A. Miller Executive Vice President, Chief Financial Officer and Treasurer